Figure 2. Combination of Azenosertib with Encorafenib + Cetuximab (E+C) Demonstrates Synergy in BRAFV600E-Driven CRC Models In Vitro 0 20 40 60 80 100 % In hi bi ti on 0 20 40 60 80 100 0 20 40 60 80 100 0 20 40 60 80 100 0 0.031 0.063 0.125 0.25 0.5 0 0.063 0.125 0.25 0.5 1 0 0.031 0.063 0.125 0.25 0.5 0 0.031 0.063 0.125 0.25 0.5 0.05 0.025 0.013 0.006 0.003 0.001 8e-4 4e-4 2e-4 0 0.1 0.05 0.025 0.013 0.006 0.003 0.001 8e-4 4e-4 0 0.05 0.025 0.013 0.006 0.003 0.001 8e-4 4e-4 2e-4 0 0.05 0.025 0.013 0.006 0.003 0.001 8e-4 4e-4 2e-4 0 Azenosertib (μM) En co ra fe ni b (μ M ) Azenosertib (μM) Azenosertib (μM) Azenosertib (μM) LS411N HT-29 LS411N 2D 3D HT-29 350 nM Azenosertib 6 nM Encorafenib + 50 µg/ml cetuximab Triple combination 250 nM Azenosertib 5 nM Encorafenib + 50 µg/ml cetuximab Triple combination 350 nM Azenosertib 75 nM Encorafenib + 50 µg/ml cetuximab Triple combination 300 nM Azenosertib 2.5 nM Encorafenib + 50 µg/ml cetuximab Triple combination Synergy Score 0 -10 -20 -30 10 20 30 A B A. BRAFV600E CRC cell lines were treated with azenosertib in combination with encorafenib in a matrixed format for 3 days (2D) or 11 days (3D). Cell viability was measured by CellTiterGlo and plotted using the SynergyFinder tool.9 Loewe synergy scores are depicted, where scores ≥10 are synergistic. Doses are in µM. B. BRAFV600E CRC cell lines were treated with azenosertib in combination with encorafenib and cetuximab in triplicate for 3 days (2D) or 11 days (3D). Cell viability was measured by CellTiterGlo. Figure 3. Combination of Azenosertib With  E+C Further Suppresses Oncogenic Signaling, Dysregulates Cell Cycle Checkpoints, and Increases DNA Damage Azenosertib 6H 18H Encorafenib Cetuximab - + + - + - - + + + - - - + + - + + - + - - + + + - - - + + Azenosertib 6H 18H Encorafenib Cetuximab Vinculin γH2AX pERK1/2 pCDK1 (Y15) T-ERK1/2 T-CDK1 - + + - + - - + + + - - - + + - + + - + - - + + + - - - + + Vinculin γH2AX pERK1/2 pCDK1 (Y15) T-ERK1/2 T-CDK1 A B HT-29 LS411N A. LS411N cells were treated with DMSO, 250 nM azenosertib, 5 nM encorafenib, or 50 μg/ml cetuximab for 6 or 18 hours. B. HT‑29 cells were treated with DMSO, 200 nM azenosertib, 5 nM encorafenib, or 50 μg/ml cetuximab for 6 or 18 hours. Protein expression for the indicated markers was determined by Western blot. Figure 4. In Vivo Combination Treatment With  Azenosertib + Encorafenib (A+E) Drives Tumor Regression  Over High Dose of Either Single Agent, Indicating  Combinatorial Benefit of Dual Pathway Inhibition ** E+ C ** * * -25 0 25 50 75 100 % d el ta T /C V V: Vehicle A: Azenosertib E: Encorafenib C: Cetuximab A [80] E [60] C [15]+ E [40] E [10] E [20] E [40] E [10] E [20] E [40] E [10] E [20] E [40] A [40] + A [60] + A [80] + LS411N BALB/c nude mice bearing subcutaneous LS411N tumors were treated daily for 19 days (n=7/group). Doses are mentioned in mg/kg in brackets. % delta T/C was calculated and plotted using the formula: (Td‑T0)/(Cd‑C0) x 100, where each datapoint represents an individual animal change from baseline, relative to that of vehicle control. Significance relative to SOC E+C is indicated (*p<0.05; **p<0.005), otherwise the difference is non‑significant (2‑way repeated measures ANOVA). Figure 5. Combination of Azenosertib With E+C Results in Significant Combination Benefit and Induces  Tumor Regression in CDX Models of BRAFV600E-driven CRC In Vivo 0 7 14 21 0 500 1000 1500 Days on treatment M ea n TV ± S EM (m m 3 ) 0 500 1000 1500 0 7 14 21 Days on treatment -100 0 100 200 300 400 500 600 Δ TV a t d ay 2 0 (% ) -30% -100 0 100 200 300 500 700 -30% Δ TV a t d ay 2 0 (% ) M ea n TV ± S EM (m m 3 ) 63% TGI 69% TGI 108% TGI 88% TGI 15% TGI 101% TGI Vehicle Azenosertib 60 mg/kg QD Encorafenib 20 mg/kg QD + cetuximab 15 mg/kg BIW Azenosertib 60 mg/kg QD + encorafenib 20 mg/kg QD + cetuximab 15 mg/kg BIW Vehicle Azenosertib 60 mg/kg QD Encorafenib 15 mg/kg QD + cetuximab 15 mg/kg BIW Azenosertib 60 mg/kg QD + encorafenib 15 mg/kg QD + cetuximab 15 mg/kg BIW HT-29LS411NA B A. BALB/c nude mice bearing subcutaneous LS411N tumors were treated for 21 days (n=8/group). p<0.0001 for all comparisons to vehicle and for triplet compared to monotherapy azenosertib and E+C. B. BALB/c nude mice bearing subcutaneous HT‑29 tumors were treated for 22 days (n=8/group). p<0.0001 for E+C and triplet combinations compared to vehicle or monotherapy azenosertib. Statistics calculated using 2‑way repeated measures ANOVA. Bar graphs depict ΔTV for individual mice calculated using the formula: ([TVd – TV0] / TV0) × 100. Values below 0 indicate regression. Figure 6. Combination of Azenosertib With E+C Results in Significant Combination Benefit and  Anti‑Tumor Efficacy in BRAFV600E‑driven PDX models of CRC in vivo Days on treatment M ea n TV ± S EM (m m 3 ) Days on treatment Δ TV a t d ay 2 5 (% ) Δ TV a t d ay 5 8 (% ) M ea n TV ± S EM (m m 3 ) 49%TGI 43%TGI 80%TGI 87%TGI 51%TGI 98%TGI Days on treatment Δ TV a t d ay 2 7 (% ) M ea n TV ± S EM (m m 3 ) 65%TGI 19%TGI 102%TGI 0 5 10 15 20 25 0 500 1000 1500 2000 2500 200 0 500 800 1100 1400 -30% 0 5 10 15 20 25 30 0 500 1000 1500 2000 0 250 500 750 1000 -30% 0 15 30 45 60 0 300 600 900 1200 -100 -100 -100 -50 0 50 100 300 500 -30% Vinculin γH2AX pERK1/2 Vehicle Azenosertib Encorafenib + cetuximab Azenosertib + encorafenib + cetuximab pCDK1 (Y15) T-ERK1/2 T-CDK1 Vinculin γH2AX pERK1/2 Vehicle Azenosertib Encorafenib + cetuximab Azenosertib + encorafenib + cetuximab pCDK1 (Y15) T-ERK1/2 T-CDK1 Vehicle Azenosertib 60 mg/kg QD Encorafenib 20 mg/kg QD + cetuximab20 mg/kg BIW Azenosertib 60 mg/kg QD + encorafenib 20 mg/kg QD + cetuximab 20 mg/kg BIW Vehicle Azenosertib 60 mg/kg QD Encorafenib 20 mg/kg QD + cetuximab 15 mg/kg BIW Azenosertib 60 mg/kg QD + encorafenib 20 mg/kg QD + cetuximab 15 mg/kg BIW Vehicle Azenosertib 60 mg/kg QD Encorafenib 20 mg/kg QD + cetuximab 20 mg/kg BIW Azenosertib 60 mg/kg QD + encorafenib 20 mg/kg QD + cetuximab 20 mg/kg BIW CRC563 CRC563 CRC769 CRC769 CTG-1009 A D C B A. Athymic nude mice bearing subcutaneous CRC563 tumors were treated for 25 days (n=10/group). p<0.0001 for all comparisons to vehicle and for triplet compared to monotherapy azenosertib or E+C. B. Athymic nude mice bearing subcutaneous CRC769 tumors were treated for 28 days (n=10/group). p<0.0001 for E+C and triplet compared to vehicle, p<0.0001 for triplet compared to monotherapy azenosertib or E+C. C. Athymic nude mice bearing subcutaneous CTG‑1009 tumors were treated for 59 days (n=8/group). p<0.0001 for triplet compared to vehicle or monotherapy azenosertib, p<0.001 for monotherapy azenosertib compared to vehicle. Statistics calculated using 2‑way repeated measures ANOVA. Bar graphs depict ΔTV for individual mice calculated using the formula: ([TVd – TV0] / TV0) × 100. Values below 0 indicate regression. D. CRC563 PDX tumors (top) or CRC769 PDX tumors (bottom) were collected at 24 hours post last dose and analyzed by Western blot for the indicated proteins. Figure 7. Analysis of Phosphoproteomic Data by RPPA  Comparing E+C Against Triple Combination Shows Pathway  Changes Which May Contribute to Synergistic Activity CDK1_pT14 EphA2_pS897 FRS2−alpha_pY196 LRP6_pS1490 p90RSK_pT573 PKC−a−b−II_pT638_T641 PRAS40_pT246 cdc2_pY15 CDK1_pT14 Chk1_pS345 EphA2_pS897 ER−a_pS118 H2AX_pS139 Histone−H3_pS10 p70−S6K_pT389 S6_pS235_S236 Shc_pY317 cdc2_pY15 Chk1_pS345 EphA2_pS897 PRAS40_pT246 ACC_pS79 AMPKa_pT172 cdc2_pY15 CDK1_pT14 EphA2_pS897 Histone−H3_pS10 PRAS40_pT246 S6_pS240_S244 Shc_pY317 −2 −1 0 1 2 −2 −1 0 1 2 −2 −1 0 1 2 −2 −1 0 1 2 −1.0 −0.5 0.0 0.5 1.0 −1.0 −0.5 0.0 0.5 1.0 −1.0 −0.5 0.0 0.5 1.0 −1.0 −0.5 0.0 0.5 1.0 Ex pr es si on r ati o (lo g2 [t ri pl e/ D M SO ]) Ex pr es si on r ati o (lo g2 [t ri pl e/ D M SO ]) Ex pr es si on r ati o (lo g2 [t ri pl e/ D M SO ]) Ex pr es si on r ati o (lo g2 [t ri pl e/ D M SO ]) Expression ratio(log2[E+C/DMSO])Expression ratio(log2[E+C/DMSO]) Expression ratio(log2[E+C/DMSO])Expression ratio(log2[E+C/DMSO]) LS411N HT-29 6h 18 h 6h 18 h Cell lines were treated for 6 hours or 18 hours in biological duplicates with the indicated compounds. HT‑29: 350 nM azenosertib, 10 nM encorafenib, 50 µg/ml cetuximab. LS411N: 700 nM azenosertib, 8 nM encorafenib, 50 µg/ml cetuximab. Treated cells were collected and lysed, then RPPA was run at the MD Anderson Functional Proteomics RPPA Core Facility. Level 4 linear transformed data were used for analysis. Outlier samples were removed from the analysis dataset. Data are plotted as log2 fold‑change ratio of E+C (X‑axis) or triple combination (Y‑axis) to DMSO. Figure 8. RNA-Seq Reveals Hallmark Pathways Are Impacted by Addition  of Azenosertib to E+C in LS411N G2M_CHECKPOINT MYC_TARGETS_V2 MITOTIC_SPINDLE E2F_TARGETS MYC_TARGETS_V1 INTERFERON_ ALPHA_ RESPONSE KRAS_ SIGNALING_DN G2M_CHECKPOINT MYC_TARGETS_V2 MITOTIC_SPINDLE E2F_TARGETS MYC_TARGETS_V1 INTERFERON_ ALPHA_ RESPONSE KRAS_ SIGNALING_DN -0.4 -0.3 -0.2 -0.1 0.0 0.1 0.2 0.3 0.4 -0.4 -0.3 -0.2 -0.1 0.0 0.1 0.2 0.3 0.4 Relative gene set enrichment score ([E+C]/DMSO) Re la ti ve g en e se t e nr ic hm en t sc or e (t ri pl e/ D M SO ) Re la ti ve g en e se t e nr ic hm en t sc or e (t ri pl e/ D M SO ) -0.4 -0.3 -0.2 -0.1 0.0 0.1 0.2 0.3 0.4 -0.4 -0.3 -0.2 -0.1 0.0 0.1 0.2 0.3 0.4 Relative gene set enrichment score ([E+C]/DMSO) LS411N HT-29 Paired samples prepared for RPPA in Figure 7 were used for RNA‑seq. Single sample gene set enrichment analysis was performed. Data are plotted as log2 fold change of SOC (X‑axis) or triple combo (Y‑axis) relative to DMSO. RESULTSBACKGROUND • Approximately 10% of metastatic colorectal cancers (mCRC) harbor BRAFV600E mutations, which results in increased kinase activity and downstream MAPK signaling.1 BRAFV600E mutations are also associated with poor response to chemotherapy and poor prognosis in mCRC2 • Encorafenib, a BRAFV600E‑specific inhibitor, plus the anti‑EGFR antibody cetuximab (E+C) was approved in previously treated BRAFV600E mCRC patients.3 More recently, the Phase III BREAKWATER study (NCT04607421) brought E+C into the first‑line setting in combination with FOLFOX or FOLFIRI chemotherapy regimens in untreated BRAFV600E mCRC patients4 • E+C has demonstrated improvements in overall survival, overall response rate, and progression‑free survival in this patient population; however, the observed modest response suggests the need for further enhancement through a novel triple combination therapy • Oncogene‑driven cancers, including those with BRAF alterations, are associated with increased replication stress, double strand DNA breaks (γH2AX), etc.5‑7 Higher replication stress has not only been shown to drive acquired resistance to targeted therapies8, but also poses vulnerabilities to inhibitors of DNA damage response pathways, such as WEE1 inhibitor azenosertib • Given that BRAFV600E‑driven and acquired‑resistant tumors may have higher levels of baseline replication stress, we hypothesize that combination of azenosertib with E+C may enhance tumor growth inhibition over single agent or doublet treatment and could provide meaningful benefit for BRAFV600E mCRC patients Figure 1. Normal Cell Cycle Regulation and Azenosertib Mechanism of Action in BRAF-Mutant Cancer Cell EGFR Unchecked Oncogenic Signaling RAS V600E MEK ERK DNA damage Replication stress Proliferation Survival EGFR RAS BRAF MEK ERK Cell cycle progression Proliferation DNA damage DNA damage Phosphorylation, causing inactivation of Cyclin1/2 Normal Cell Signaling and Cell Cycle Regulation BRAF-Mutant Cancer Cell and Azenosertib G2 M G1 S G1/S Checkpoint G2/M Checkpoint Cyclin CDK2 Cyclin CDK1 Azenosertib Azenosertib WEE1 CDK2 Active/Not phosphorylated CDK1 Active/ Not phosphorylated WEE1 Cancer Cell Mitotic Catastrophe and Death DNA damage accumulates Cyclin CDK2 Cyclin CDK1 WEE1 CDK2 Inactive/ Phosphorylated CDK1 Inactive/ Phosphorylated Normal Cell Proliferation WEE1 G2 M G1 S G1/S Checkpoint G2/M Checkpoint DNA damage repaired CONCLUSIONS • In vitro combination of azenosertib with E+C resulted in synergistic anti‑cancer activity in both 2D and 3D cellular assays • The minimally efficacious combination which resulted in meaningful tumor regressions in LS411N model in vivo is 60 mg/kg of azenosertib in combination with 20 mg/kg of encorafenib, both of which are clinically relevant. Furthermore, the lack of tumor regressions observed with high doses of monotherapy azenosertib or encorafenib suggests the combinatorial activity of these 2 drugs in CRC preclinical models with BRAFV600E • Triplet combination with azenosertib and E+C resulted in significant anti‑tumor activity in multiple CDX and PDX models of BRAFV600E CRC. Further, triplet combination increases the overall response rate and depth of tumor regression when compared against azenosertib monotherapy or E+C doublet • Pharmacodynamic analysis of protein markers from both in vitro cell lines and in vivo tumor samples demonstrate expected on‑target reduction of phosphorylation signals and increased DNA damage with combination treatment • High‑throughput phosphoprotein analysis by RPPA demonstrated temporal changes in phosphorylated markers of various tumor growth and cell cycle pathways, including some which could confer resistance to the E+C doublet • RNA‑seq analysis of paired samples underscores the broad hallmark pathway changes observed by RPPA, with particular emphasis on G2/M checkpoint and mitotic pathway modulation • These data demonstrated that the combination of azenosertib with E+C enhances tumor growth inhibition over single‑agent or doublet treatment and could provide meaningful benefit for patients with BRAFV600E mCRC References 1. Davies H, et al. Nature. 2002;417:949‑954. 2. Sorbye H, et al. PLoS One. 2015;10(6):e0131046. 3. Tabernero J, et al. J Clin Oncol. 2021;39(4):273‑284. 4. Pfizer Inc. Press Release. December 20, 2024. https://www.pfizer.com/news/press‑release/ press‑release‑detail/us‑fda‑approves‑pfizers‑ braftovir‑combination‑regimen‑first. Accessed March 13, 2025. 5. Dietlein F, et al. Cell. 2015;162(1):146‑159. 6. Ali M, et al. Sci Transl Med. 2022;14(638):eabc7480. 7. Kostanstis P, et al. Cancer Discov. 2018;8(5):537‑555. 8. Salgueiro L, et al. EMBO Mol Med. 2020;12(3):e10941. 9. http://www.synergyfinderplus.org. Accessed March 13, 2025. Acknowledgments This study was sponsored by Zentalis Pharmaceuticals, Inc. Editorial support for this poster was provided by Second City Science, LLC. Additional Information For more information on this study, visit www . zentalis . com or contact mlackner @ zentalis . com. Abbreviations A, azenosertib; ACC, Acetyl‑CoA carboxylase; Akt, protein kinase B; AMPK, adenosine monophosphate‑activated protein kinase; BALB, Bagg albino; BIW, twice weekly; BRAF, v‑raf murine sarcoma viral oncogene homolog B1; C, cetuximab; cdc, cell division control; CDK, cyclin‑dependent kinase; CDX, cell line‑derived xenograft; Chk1, checkpoint kinase 1; CRC, colorectal cancer; CTG, CellTiter‑Glo; DMSO, dimethyl sulfoxide; E, encorafenib; E2F, early region 2 binding factor; EGFR, epidermal growth factor receptor; EphA2, ephrin type‑A receptor 2; ERa, estrogen receptor alpha; ERK, extracellular signal‑regulated kinase; FOLFIRI, folinic acid, 5‑fluorouracil and irinotecan; FOLFOX, folinic acid, 5‑fluorouracil and oxaliplatin; FRS2, fibroblast growth factor receptor substrate 2; γH2AX, phospho‑histone H2AX; G1/S, GAP1/synthesis; G2 / M, GAP2 / mitosis; KRAS, Kirsten rat sarcoma virus; LRP6, low density lipoprotein receptor‑related protein 6; MAPK, mitogen‑activated protein kinase; mCRC, metastatic colorectal cancer; MEK, mitogen‑activated protein kinase kinase; MYC, myelocytomatosis oncogene; pCDK1, phospho‑cyclin‑dependent kinase 1; PDX, patient‑derived xenograft; pERK1/2, phospho‑extracellular signal‑regulated kinase 1/2; PKC, protein kinase C; PRAS, proline‑rich Akt substrate; QD, once daily; RAS, rat sarcoma; RIPA, radioimmunoprecipitation assay; RPPA, reverse phase protein array; SHC, Src homology and collagen; SOC, standard of care; SEM, standard error of the mean; ΔTV, change in tumor volume; T‑CDK1, total cyclin‑dependent kinase 1; T‑ERK1/2, total extracellular signal‑regulated kinase 1/2; TV, tumor volume.PRESENTED AT: American Association for Cancer Research (AACR), April 25‑30, 2025, Chicago, Illinois, USA Poster #4730 The Selective WEE1 Inhibitor Azenosertib Shows Synergistic Anti‑Tumor Activity  With Encorafenib + Cetuximab in Multiple BRAFV600E Models Nathan M. Jameson, Harshit Shah, Blake Skrable, Mona Abed, Hooman Izadi, Nam Nguyen, Olivier Harismendy, Mark R. Lackner Zentalis Pharmaceuticals, Inc. San Diego, CA, USA Exhibit 99.4